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                           STEPHEN P. HIGGINS, C.P.A.
                               67 DUMBARTON DRIVE
                           HUNTINGTON, NEW YORK 11743




                          INDEPENDENT AUDITOR'S CONSENT



I consent to the use in this Form 8-K/A of Goldonline International, Inc. of the Financial Statements and Independent Auditor's Report for the four-month period ended July 31, 1999 and for the fiscal years ended March 31, 1999 and March 31, 1998 of Goldonline International, Inc. and Subsidiaries.


Stephen P. Higgins, C.P.A.
April 27, 2000